Connecticut Tax-Exempt Fund

Massachusetts Tax-Exempt Fund

Ohio Tax-Exempt Fund

Virginia Tax-Exempt Fund

of the Reserve Tax-Exempt Trust

Prospectus
September 28, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

(This page has been left blank intentionally.)

questions?

Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds.

The Reserve Funds®
1250 Broadway - 32nd floor
New York, NY 10001-3701
800-637-1700 (telephone)
212-401-5930 (facsimile)
customerservice@reservefunds.com
or visit our Web site at www.reservefunds.com

It Pays to Keep Money in Reserve®

about the fund

Investment Objectives

The investment objective of the Connecticut Tax-Exempt Fund, Massachusetts Tax-Exempt Fund, Ohio Tax-Exempt Fund, and Virginia Tax-Exempt Fund, (referred to as a "Fund" or the "Funds"), is to seek as high a level of short-term interest income exempt from Federal income taxes, including the Federal alternative minimum tax, and from state and local income and/or property taxes, if any, as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

The Funds are money market funds designed as a convenient alternative to the direct investment of temporary cash balances in short-term instruments. The Funds seek to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, evaluating the credit of issuers, investing in round lots, and safeguarding the receipt and delivery of securities. Each Fund invests only in short-term securities and seeks to maintain a stable $1.00 share price.

t  Short-term securities – securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Funds monitors a range of economic and financial factors. Based on this analysis, the assets of the Funds are invested in a mix of U.S. dollar denominated money market securities that are intended to provide as high a yield as possible without violating each Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The average maturity of each Fund's securities portfolio will not be more than 90 days. To further minimize investment risks, the Funds do not invest in commercial paper.

t  Money market securities – short-term securities that conform to the duration and credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Each fund may also invest in U.S. government securities backed by the full faith and credit of the U.S. government.

t  U.S. government securities – securities issued by the government of the United States, its agencies and instrumentalities.

t  Full faith and credit – The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

Each Fund seeks to attain its objective by investing at least 80% of the value of its net assets, plus amounts of any borrowings for investment purposes, in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (and does not subject investors to the Federal alternative minimum tax), and from state and, if applicable, local income, intangible and/or personal property taxes, for the specified State. A Fund may invest up to 20% of the value of its net assets, or a greater percentage on a temporary basis, in municipal obligations that pay interest that is, in the opinion of bond counsel to the issuer, generally exempt only from Federal income taxes. Interest received on certain otherwise tax-exempt securities issued by or on behalf of public authorities to finance various facilities operated for private profit, know as "private activity bonds," may be classified as "tax-preference items," which could subject certain shareholders to the Federal alternative minimum tax.

t  Municipal obligations – Debt obligations issued to obtain funds for various governmental and public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities.

t  Private activity bonds – Private activity bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer.

about the fund

Municipal Obligations. Municipal obligations include general obligation bonds, revenue bonds, private activity bonds (or industrial development bonds under pre-1986 law) and moral obligation bonds. Certain types of PABs are issued by or on behalf of public authorities to finance various facilities operated for private profit Municipal obligations may bear fixed, variable or floating rates of interest.

t  General obligation bonds – Obligations backed by the taxing power of the issuer.

t  Revenue bonds – Obligations backed by revenue from a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power.

t  Industrial development bonds – An industrial development bond or note is a specific type of revenue bond or note backed by the credit of a private issuer.

t  Private Activity Bonds – Private activity bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer.

t  Moral obligation bonds – Obligations issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

General obligation bonds, revenue bonds, private activity bonds, industrial development bonds and moral obligation bonds must all meet the same credit quality standards, as described below.

Repurchase Agreements. Each of the Funds may invest in repurchase agreements but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

t  Repurchase agreements – Under a repurchase agreement, the seller agrees to repurchase a security from the buyer at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

Credit Quality. The Funds may purchase tax-exempt securities which are rated MIG1 or MIG2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") or the equivalent. Obligations which are not rated may also be purchased, provided that the Funds' investment adviser determines them to be of comparable quality pursuant to guidelines established by the Trustees.

Maturity. The Funds may purchase floating and variable rate demand obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, usually upon not more than seven (7) days' notice. The Funds will not invest more than 10% of the value of its net assets in floating or variable rate demand bonds for which there is no secondary market if the demand feature on such obligations requires more than seven (7) days' notice.

Disclosure of Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information.

Principal Risks

The Funds are money market mutual funds that seek to maintain a $1.00 price per share. An investment in a Fund is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (the FDIC) or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. The value of each Fund's net assets may change based on changes in market,

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economic, political and financial developments. The following factors could reduce the income or capital gains received on a Fund's portfolio and therefore the Fund's yield:

•  Interest Rate Risk. Most of the Funds' performance depends on interest rates, and when interest rates fall, the Funds' yields will typically fall as well. When interest rates go up, the value of an investment in debt securities generally goes down. When interest rates are rising, the value of long-term debt securities generally goes down more than the value of the short term securities in which the Funds invest. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned.

•  Credit Quality Risk. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security can cause the value of a money-market security to decrease.

•  Returns. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

•  Guaranteed Securities Risks. The investments secured by letters of credit or bank guarantees are also subject to the risks associated with the banking industry, including interest rate risk, credit risk and regulatory developments risk.

•  Suitability. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Funds are not intended to be a balanced investment program. Each Fund is intended to provide professional management for your cash and a convenient way to gain tax-exempt interest income as a part of a diversified portfolio. A state tax-exempt fund is generally not suitable for residents of another state.

•  Taxability Risk. The Funds intend to minimize the payment of taxable income to shareholders by investing in municipal obligations and other tax exempt securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or to have paid, taxable income subsequent to a Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay taxes on the affected interest income, and, if the Fund agrees to do so, the Fund's yield could be adversely affected. If a security acquired based on reliance on such an opinion of counsel is subsequently determined to pay interest that is includable in gross income for Federal income tax purposes, the Fund will

Consider whether to dispose of that security as soon as reasonably practicable. The dividends paid to shareholders with respect to such security may be taxable, however.

The Funds are also subject to the risks associated with the types of securities held:

•  Repurchase Agreements. In the event of a default of a repurchase agreement counterparty, a Fund may experience delays, losses or restrictions upon its ability to dispose of the underlying securities.

•  Municipal Securities. Municipal securities can be significantly affected by economic and political changes, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

State-specific Risks. Each Fund concentrates investments in municipal obligations of issuers located in the state for which it is named. The municipal obligation market is volatile. Particularly, investments secured by letters of credit or guarantees of banks are subject to the same risks generally associated with investing in the banking industry, such as interest rate risk, credit risk and regulatory developments. Further, there are specific risks associated with investing in a single state. For example, unfavorable political or economic conditions and/or changes in municipal market-related legislation or litigation

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within the state can significantly affect the financial condition and credit quality of issuers of municipal securities located in that state. Below are some of the risks particular to each Fund offered in this Prospectus:

Connecticut Tax-exempt Fund: The credit quality of Connecticut's debt is dependent on property taxes, personal income tax and corporate income tax. In light of increasing interstate and global competition, the high cost of doing business in the state also has an impact on the state government.

Massachusetts Tax-exempt Fund: High technology research and development, finance and trade are all prominent in the commonwealth's economy. The service sector, in which tourism is primary, employs over one third of Massachusetts workers. The state's finances are dependent on continued growth in these businesses.

Ohio Tax-exempt Fund: Ohio's economy is closely tied to the nation's cyclical manufacturing sector. The state's finances are directly tied to production and demand for steel, rubber, plastics and fabricated metals.

Virginia Tax-exempt Fund: Virginia has an economy that is highly diversified. Agriculture, once its mainstay, now follows other sectors in employment and income generation. Tourism, technology, and Federal government jobs continue to keep unemployment low.

Performance

The bar charts and tables below provide an indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The bar charts show annual total returns on each Fund's shares for each of the last ten calendar years or for each completed calendar year since inception, as applicable. Past performance is not necessarily an indication of how a Fund will perform in the future.

During the periods shown above, the highest quarterly return was 0.79% for the quarter ended December 31, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004. The return for the period from January 1, 2005 to June 30, 2005 was 0.58%

During the periods shown above, the highest quarterly return was 0.81% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended June 30, 2004. The return for the period from January 1, 2005 to June 30, 2005 was 0.58%

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During the periods shown above, the highest quarterly return was 0.85% for the quarter ended June 30, 2000 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004. The return for the period from January 1, 2005 to June 30, 2005 was 0.60%

During the periods shown above, the highest quarterly return was 0.50% for the quarter ended March, 2001 and the lowest quarterly return was 0.01% for the quarter ended March 31, 2004. The return for the period from January 1, 2005 to June 30, 2005 was 0.56%

Average Annual Total Returns as of December 31, 2004
	One Year	Five Years	Ten Years or Since Inception
Connecticut Tax-Exempt Fund	0.23%	1.08%	1.80%
Massachusetts Tax-Exempt Fund	0.23%	1.13%	1.88%
Ohio Tax-Exempt Fund*	0.25%	1.10%	1.48%
Virginia Tax-Exempt Fund**	0.23%	-	1.07%

*  Fund inception date is April 1, 1998.

**  Fund inception date is March 3, 2000.

For the Funds' current yields, call toll-free (800) 637-1700 or visit our web site at www.reservefunds.com.

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Fees & Expenses

You may pay the fees and expenses, described in the table below, if you buy and hold shares of a Fund, as indicated. The Funds are no-load funds, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund.

Massachusetts Tax-Exempt Fund:
	Shareholder Fees*
	(Fees paid directly from your investment)
	Shareholder Transaction Fees	None
	Redemption Fees	None
	Annual Fund Operating Expenses
	(Expenses that are deducted from Fund assets)
	Management Fee**	0.80%
	Distribution and Service (12b-1) Fee	0.20%
	Other Expenses†	0.01%
	Total Annual Fund Operating Expenses††	1.01%
Connecticut, Ohio and Virginia Tax-Exempt Funds:
	Shareholder Fees*
	(Fees paid directly from your investment)
	Shareholder Transaction Fees	None
	Redemption Fees	None
	Annual Fund Operating Expenses
	(Expenses that are deducted from Fund assets)
	Management Fee**	0.80%
	Distribution and Service (12b-1) Fee	0.20%
	Other Expenses†	0.00%
	Total Annual Fund Operating Expenses	1.00%

*  The Funds may charge the following fees to a limited number of shareholders depending on their particular circumstance and services requested: A monthly "Low Balance Fee" (currently $15) may be imposed on accounts with a monthly average account balance of less than $1,000 in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100. Wire redemption fees," stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

**  Each Fund pays a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses. For the fiscal year ended May 31, 2005, the investment adviser reimbursed the Massachusetts Tax-Exempt Fund 0.01% of the average daily net assets, after which the management fees were 0.79%.

†  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses, the fees and expenses of the independent Trustees, compensation for the Chief Compliance Officer and the fees of the independent counsel to the independent Trustees for which each Funds pay its direct or allocated share.

††  After the expense waiver, the Total Annual Fund Operating Expenses for Massachusetts Tax-Exempt Fund were 1.00% for the fiscal year ended May 31, 2005.

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Massachusetts Tax-Exempt Fund:
One Year	Three Years	Five Years	Ten Years
103.53	323.05	560.33	1,240.90
Connecticut, Ohio and Virginia Tax-Exempt Funds
One Year	Three Years	Five Years	Ten Years
102.50	319.89	554.90	1,229.20

Fund Management

The Investment Adviser. The investment adviser for each of the Funds is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001-3701. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of August 31, 2005, RMCI had approximately $21 billion in assets under management. RMCI manages each Fund, subject to policies adopted by the Trustees of the respective Trust, under the terms of an Investment Management Agreement with each Trust, on behalf of each of the Funds. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to each Fund, including transfer agent services. For its services, each Fund pays RMCI a comprehensive management fee at an annual rate of 0.80% based on average daily net assets of outstanding Fund's shares.

The Distributor. The Funds' distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001-3701, is an affiliate of RMCI. Each Trust, on behalf of its respective Funds, has adopted a Distribution Plan under Rule 12b-1, which allows the Funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders. The amount payable under each distribution plan is 0.20% per year of the average net assets of the respective share class. Since this fee is paid out of the assets of the respective share classes on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

your account

How to Buy Shares

Account Ownership. You will need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered jointly in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Funds will not be responsible for actions taken by either party with respect to this type of account.

How Fund Shares Are Priced. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is the Fund's net asset value per share (NAV), reduced for any applicable redemption fee. The NAV is calculated by taking the total value of the assets of the Fund, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding. Each Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses.

Calculation Of Net Asset Value. Each Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests (the "cut-off time"). The cut-off time is 12:00 p.m. Eastern Time for all of the Funds. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if RMCI determines it is in the shareholders' interest to do so. Your order will be priced at the next NAV calculated after your order is received by a Fund or by an authorized financial intermediary who has a sales agreement with Resrv Partners, Inc., the Funds distributor. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Funds' NAV. The NAV for each Class of a Fund's shares is computed by dividing the value of the net assets of the Class by the number of outstanding shares of such Class. The valuation of a Fund's portfolio securities is based upon their amortized cost and does not take into account unrealized gains or losses. This method values a security at its cost and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, there may be some periods during which the value of a security determined by the amortized cost method would be higher or lower than the price the Fund would receive if it sold the security.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. RMCI will report to the Trustees any deviations of more than 0.25%, from the Funds' net asset value calculated using the amortized cost basis. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to new investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a NAV per share solely by using available market quotations. The Funds cannot guarantee that their respective NAVs will remain at $1.00 per share, although the NAV of each Fund has done so since inception.

Minimum Investments. There is no minimum initial or subsequent investments for shares of the Funds, except that the initial and subsequent minimums for an IRA are $1,000 and $250, respectively. The investment minimums may be reduced or waived in certain circumstances and may be changed by a Fund at any time.

Payment For Shares. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Funds from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an your account

account or may close an account at any time. All payments for share purchases must be made by one of the two methods noted below:

•  By check – You may purchase shares with a check drawn on a U.S. bank, payable to The Reserve Funds or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and, in addition, the investor will be liable for any loss the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve Funds, 1250 Broadway, 32nd Floor, New York, NY 10001-3701.

•  By Federal wire – Call The Reserve Funds at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

•  Through Third Parties – Investments may by made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund. You should consult a representative of the financial intermediary for information about purchasing shares.

Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

Purchasing Shares With Securities. Subject to the approval of the respective Trust, shares of a Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. Each Trust reserves the right to amend or terminate this practice at any time.

Share Certificates. Share certificates are not issued by the Funds.

Joint Ownership. When an account is registered in the name of two people for example a husband or wife, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Account Application provides that persons who register their account jointly indemnify and hold the Trust harmless for actions taken by either party.

Investments Through Third Parties. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with a Fund, may be subject to different policies and fees than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

Investments Through The Exchange Privilege. A shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone, if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked to box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other form of personal identification. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are your account

not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of shares of one fund for shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some intermediaries and some intermediaries may impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve and Hallmark family of funds, except that certain Hallmark Funds may be subject to an Early Redemption Fee on exchanges of shares held for 15 days or less before the exchange. The Funds may change or discontinue the exchange privilege at any time.

Reserve Automatic Asset-builder Plan.SM You may make automatic purchases of shares of a Fund, by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a Federal salary, certain veterans' benefits, or other regular payments from the Federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account. Please call The Reserve Fund at 800-637-1700 or visit the "Form Library" in the "Literature Center" on our Web site, www.reservefunds.com, for an application.

Right To Refuse Purchases And Exchanges. The Funds reserve the right to refuse any purchase or exchange request for any reason.

Anti-money Laundering Requirements. Each Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request such information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How to Sell Shares

You may redeem your shares on each day that the Funds' NAV is calculated. Shares will be redeemed at the next NAV determined after a proper redemption request, by telephone or in writing, is received by a Fund, or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of a Fund's NAV on any day will be redeemed at the NAV calculated on the next business day.

Redemption proceeds can be paid by check or by wire transfer. When redeeming recently purchased shares, please be aware that if a Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Funds may suspend the redemption of shares for over seven (7) days if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $2 may be charged on redemption checks for less than $100 Additionally, a wire redemption fee of $10 may be charged on wires for less than $10,000.

your account

The Funds Assume no Responsibility for delays in the Receipt of Wired or Mailed Funds. Each Fund's NAV is not calculated and redemption requests are not accepted on days the Federal Reserve is closed.

Telephone Requests. If you completed the "Redemptions and Exchanges by Telephone" information on your account application, you may redeem your shares by calling the Funds at 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's account application. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Funds, send a written request to the Funds with a signature guarantee. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within thirty (30) days of such redemption request. Each Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or a Fund fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

Written Requests. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all account holders. A signature guarantee will also be required for the types of redemptions listed below.

Signature Guarantees. The following types of redemptions require written instructions and a medallion signature guarantee:

•  the redemption is for more than $10,000 and the redemption proceeds are not being sent to the shareholder's designated bank or brokerage account; or

•  the account address has been changed within the past 30 days; or

•  the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Funds from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a signature guarantee for one of the account's registered owners.

Redemptions Through Third Parties. If you purchased or hold your Fund shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here. Under certain circumstances, a Fund may assist a third party in the collection of any such fees.

Redemptions Through The Exchange Privilege. A Shareholder may exchange Fund shares for shares of the same class of other Reserve and Hallmark funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by each Fund's cutoff time in order be effected at the two funds' respective NAV's on that day. Exchange requests received after the cutoff time of either fund will be effected on the next day on which the Funds' NAV is calculated.

Exchanges are available by telephone if you completed the "Redemptions and Exchanges by Telephone" information on your account application and marked the box to authorize telephone exchanges. Unless such authorization is withheld, a Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Funds may also require the use of a password or other your account

form of personal identification. A Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for Federal income tax purposes. The exchange privilege may not be available to clients of some intermediaries and some intermediaries may impose additional or different conditions on exchanges by their clients. The exchange privilege may be modified or terminated at any time.

Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). There is currently no fee for exchanges among funds in the Reserve/Hallmark family of funds, except that shares of certain Hallmark equity funds may be subject to an Early Redemption Fee if they are exchanged within 15 days after they were acquired. The Funds may change or discontinue the exchange privilege at any time.

Redemptions In Kind. If the amount of a redemption request is large enough to affect a Fund's operations (for example, if the request is greater than the lesser of $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in portfolio securities rather than in cash ("redemption in kind"), without notice. A shareholder may incur transaction expenses in converting the securities received into cash.

Minimum Balance Requirement. Because of the expenses of maintaining shareholder accounts, if your account has an average monthly account balance of less than $1,000, and there has been no shareholder activity in the account for the past 12 months, the Funds may, after 30 days notice, charge a monthly low balance fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts.

Frequent Purchases and Redemptions

Each Fund is designed as an investment vehicle for short-term cash management and is intended to provide liquidity to shareholders. Purchases or sales of shares of the Funds, and exchanges between funds in the Reserve and Hallmark family of funds, should not be used to exploit short-term swings in the market. Frequent purchases and sales of Fund shares by investors may increase fund expenses and necessitate changes in portfolio management strategies. RMCI does not monitor or limit short-term trading activity in the Fund regardless of frequency. Accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the Fund reserves the right to and may reject or cancel a purchase or exchange order for any reason, including if, in RMCI's opinion, there appears to be a pattern of excessive trading by an investor in other funds in the Reserve family of funds. In addition, the Trustees of the Reserve/Hallmark family of funds have adopted an Early Redemption Fee of 2.0% for certain Hallmark equity funds on redemptions or exchanges of shares that have been held for 15 days or less at the time of the redemption or exchange. The Funds may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Funds' intention to do so.

shareholder services

Shareholder Services

The Funds offer a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit our Web site at www.reservefunds.com. Applications for some of these services are also available on our Web site in the "Form Library" of the "Literature Center." The following are some of the shareholder services that are available to investors who hold their shares directly through Reserve. These services may not be available through financial intermediaries, who may offer different services. If you are purchasing or if you hold your Fund shares through a financial intermediary, please consult a representative of the intermediary regarding what shareholder services are available.

Reserve Easy Access.SM Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions.

Shareholder Communications. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss.

Additionally, shareholders receive an Annual Report, containing audited financial statements, and an unaudited Semi-Annual Report. Duplicate copies of shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report, will not be sent to related accounts at a common address, unless we receive instructions to the contrary from you. An account statement is sent to each shareholder at least quarterly. Shareholders have a duty to examine their account statement(s) and report any discrepancies to the Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. If you would like to receive additional copies of these materials, please contact the Funds or the financial intermediary through which you purchased your Fund shares.

Special Services. The Funds may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to, providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

Individual Retirement Accounts. Investors may use a Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day or visit the "Form Library" in the "Literature Center" on our Web site, www.reservefunds.com, for an IRA account application.

Reserve eDelivery.SM The Funds now offer electronic delivery of the prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with e-mail information. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day for more information or enroll online at www.reservefunds.com/eDelivery. You must provide a verifiable e-mail address to enroll. Reserve eDelivery may not be available if you hold your Fund shares through a broker, dealer or other financial intermediary. Contact a representative of the financial intermediary for more information.

Shareholder Service Policies. The Funds' policies concerning the shareholder services are subject to change from time to time. The Funds reserve the right to increase its minimum initial investment amount and to change the minimum account size subject to a Low Balance Fee or involuntary redemption. The Funds further reserve the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

dividends, distributions & taxes

Dividends & Taxes

The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in a Fund. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you invest through a tax-deferred account, such as a retirement plan, you generally will not pay tax on dividends and distributions paid by a Fund until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting a Fund and its shareholders are subject to change, including retroactive change.

The Funds declare dividend distributions daily and pay them monthly. The dividend distribution will include the net investment income and could at times include amounts of realized short-term capital gains, if any, on securities holdings and other Fund assets. Shareholders redeeming shares will receive all dividends declared through the date of redemption. The Funds anticipate that most of their dividends will consist of ordinary income, and that capital gains, if any, will be primarily short-term capital gains. Over the course of the year, substantially all of a Fund's net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by each Fund at least annually.

Distributions of any long-term capital gains earned by the Fund will be taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

All distributions are paid in the form of additional shares, unless you have requested that they be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Funds. Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and may recognize gain or loss on the transaction. Such gain or loss will generally be capital gain or loss, if any, which will be subject to the rules on long-term capital gains and losses to the extent you have held your shares for more than one year. Because each Fund seeks to maintain a stable $1.00 NAV, you are not likely to recognize a gain or loss on the redemption or exchange of shares.

The Funds will only purchase a municipal obligation or other tax-exempt security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes (i.e., "tax-exempt"). To the extent that the dividends distributed by a Fund are from bond interest that is excludable from gross income for Federal income tax purposes, they are generally exempt from Federal income tax.

After the end of each year, each Fund will provide you with information about the dividends and distributions you received. If you do not provide a Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds. It is each Fund's intention to distribute substantially all of its net investment income. At times a portion of a Fund's daily dividend distribution may come from net realized short-term capital gains or other Fund assets. If, for any distribution, a Fund's net investment income and net realized short-term capital gain are less than the amount of the distribution, the differences could result in a return of capital to investors for tax purposes. Net realized long-term capital gains, if any, will be distributed by each Fund at least annually.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a Fund.

financial highlights

Financial Highlights

The Financial Highlights tables below are intended to help you understand each Fund's financial performance for the periods indicated. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Funds' Annual Report, which is available upon request by calling 800-637-1700.

Connecticut Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0068	0.0006	0.0025	0.0092	0.0273
Dividends from net investment income	(0.0068)	(0.0006)	(0.0025)	(0.0092)	(0.0273)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.68%	0.06%	0.25%	0.92%	2.75%
Ratios/Supplemental Data
Net assets end of year (millions)	$23.4	$21.5	$36.4	$41.2	$40.2
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.01%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.86%	0.98%	1.01%	1.01%
Ratio of net investment income to average net assets	0.68%	0.06%	0.25%	0.92%	2.73%

Massachusetts Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0068	0.0006	0.0030	0.0099	0.0279
Dividends from net investment income	(0.0068)	(0.0006)	(0.0030)	(0.0099)	(0.0279)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.68%	0.06%	0.30%	0.99%	2.85%
Ratios/Supplemental Data
Net assets end of year (millions)	$22.2	$17.8	$20.8	$21.0	$18.8
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.88%	0.98%	1.00%	1.00%
Ratio of net investment income to average net assets	0.69%	0.06%	0.30%	0.99%	2.79%

Ohio Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0071	0.0006	0.0030	0.0082	0.0281
Dividends from net investment income	(0.0071)	(0.0006)	(0.0030)	(0.0082)	(0.0281)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.71%	0.06%	0.30%	0.83%	2.88%
Ratios/Supplemental Data
Net assets end of year (millions)	$19.0	$10.9	$10.4	$5.7	$8.1
Ratio of expenses to average net assets	1.00%	1.01%	1.00%	1.01%	1.00%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.92%	0.99%	1.01%	1.00%
Ratio of net investment income to average net assets	0.79%	0.06%	0.29%	0.81%	2.81%

Virginia Tax-Exempt Fund

	Years Ended May 31,
	2005	2004	2003	2002	2001
Net asset value at beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Net investment income	0.0067	0.0006	0.0025	0.0069	0.0253
Dividends from net investment income	(0.0067)	(0.0006)	(0.0025)	(0.0069)	(0.0253)
Net asset value at end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total Return	0.67%	0.06%	0.25%	0.69%	2.77%
Ratios/Supplemental Data
Net assets end of year (millions)	$13.7	$11.0	$11.3	$13.0	$6.7
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.01%	1.00%
Ratio of expenses to average net assets net of fee waivers	1.00%	0.90%	0.95%	0.99%	1.00%
Ratio of net investment income to average net assets	0.70%	0.06%	0.24%	0.60%	2.53%

privacy policy

PROTECTING YOUR PRIVACY AT THE RESERVE FUNDS

Protecting Customer Information: Keeping your personal information secure is important to us at Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

Who Is Covered By Our Privacy Policy: This Privacy Policy applies to all current and former customers of The Reserve Funds. Customers who receive information from Reserve through the Internet are covered by Reserve's Internet Security Statement, which is posted on our Web site at www.reservefunds.com. The site also contains links to unaffiliated Web sites. The Reserve Funds is not responsible for the privacy practices or the content of such other Web sites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.reservefunds.com. You will be notified of any major change to the Privacy Policy.

Types of Information We Collect From our Customers:

•  Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

•  Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve Funds and others.

•  Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•  If you visit our Web site, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our Web site keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring Web site (if any) and other parameters in the URL. We use this data to better understand Web site usage and to improve our Web site. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our Web site www.reservefunds.com for more information.

•  If you utilize Reserve's online services, we retain your user ID and password and information about your use of our Web site so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

Use of Information: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. Reserve shares personal information about you to give you superior customer service, provide

(i)

privacy policy

convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

•  Legal and Routine Business Reasons. Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve Funds. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve Funds, such as printing statements, checks, etc.

•  Marketing Purposes. We may also share information we have about you, as described above, with third parties hired by Reserve to market Reserve products and services exclusively.

•  Sharing Information within Reserve. The Reserve Funds and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

Questions: If you have any questions, please call our Customer Service Department at 800-637-1700 between the hours of 8:30a.m. and 6:00p.m. (Eastern Time) or send a letter to The Reserve Funds, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701

We constantly evaluate our procedures to protect personal information and make every effort to keep your personal information accurate and current. if you identify any error in your personal information or need to change that information, please contact us and we will update our records. if you have any questions, please contact us by e-mail at customerservice@reservefunds.com or call us at 800-637-1700.

Options Relating to Disclosure of Personal Information: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@reservefunds.com or call us at 800-637-1700. If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our Web site.

Ways you can protect your privacy:

Here are some measures to take to help prevent theft of your identity:

•  Do not share your account information, including personal or secret codes or passwords, with others.

•  Never provide confidential information to unknown callers.

•  Protect your account records including all statements and receipts.

•  Use a secure browser when doing business on the Internet, and exit online applications when finished.

(ii)

privacy policy

If you believe you may be a victim of identity theft, you should:

•  Contact Reserve customer service immediately.

•  Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

•  File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

•  Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

*  All references in this notice to "The Reserve Funds" or "Reserve" include the Reserve family of funds, Reserve Management Corp., Reserve Management Co., Inc., or Resrv Partners, Inc., member NASD since 06/03.

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PROSPECTUS ENCLOSED

Reserve State-Specific Tax-Exempt Funds

Connecticut Tax-Exempt Fund

Massachusetts Tax-Exempt Fund

Ohio Tax-Exempt Fund

Virginia Tax-Exempt Fund

September 28, 2005

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PFS RES-1     09/28/2005